                                                                   Exhibit 10.72

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of
November 1, 2005, among L-3 Communications Holdings, Inc. (or its permitted successor), a Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

               WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of July 29, 2005 providing for the issuance of up to $700,000,000 of 3.0% Convertible Contingent Debt
Securities (CODES) due 2035 (the "CODES");

               WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the
Indenture) under the CODES and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee");

               WHEREAS, Section 7.1 of the Indenture provides that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend the Indenture and the CODES without consent of any
Holders of the Securities to, among other things, cure any ambiguity, or correct or supplement any provision in the Indenture or solely to conform the provisions of the Indenture to the description of the CODES contained in the Offering
Memorandum;

               WHEREAS, the parties hereto desire to conform the provisions of
Section 12.11 to the description of the CODES contained in the Offering
Memorandum, dated July 27, 2005; and

               WHEREAS, pursuant to the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture and the Trustee has determined that this Supplemental Indenture is in form satisfactory to it;

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the CODES as follows:

               1. AMENDMENT TO SECTION 12.11 OF THE INDENTURE. Section 12.11(a)
of the Indenture is hereby amended by:

                  (a)   deleting the word "Upon" in the beginning of Section
                        12.11(a) and inserting the text "(i) Subject to Section
                        12.11(a)(ii), upon" in lieu thereof, and

                  (b)   inserting the following text at the end of Section
                        12.11(a):

                        (ii) For each $1,000 in principal amount of the
                             Securities converted in connection with a
                             Fundamental Change, the Company will deliver to the
                             Holder: (1) cash equal to the lesser of (i) the
                             principal amount of the Securities converted and
                             (ii) the Conversion Value and (2) if the Conversion
                             Value exceeds the

                             principal amount of the Securities converted, cash
                             equal to such excess or, at the Company's election,
                             an amount of cash, securities and other assets or
                             property equal to such excess based on the
                             consideration that the Holder would have received
                             if such Holder had held a number of shares of
                             Common Stock based on the Conversion Rate
                             immediately prior to the transaction constituting
                             the Fundamental Change (as adjusted pursuant to
                             Section 12.15, if applicable), with the Conversion
                             Value based on the consideration received in such
                             transaction.

               2. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

               3. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                  (a)   Such Guaranteeing Subsidiary, jointly and severally with
                        all other current and future guarantors of the CODES
                        (collectively, the "Guarantors" and each, a
                        "Guarantor"), unconditionally guarantees to each Holder
                        of a CODE authenticated and delivered by the Trustee and
                        to the Trustee and its successors and assigns,
                        regardless of the validity and enforceability of the
                        Indenture, the CODES or the Obligations of the Company
                        under the Indenture or the CODES, that:

                        (i)  the principal of and interest (including Contingent
                             Interest and Additional Interest, if any) on the
                             CODES will be promptly paid in full when due,
                             whether at maturity, by acceleration, redemption or
                             otherwise, and interest on the overdue principal of
                             and interest (including Contingent Interest and
                             Additional Interest, if any) on the CODES, to the
                             extent lawful, and all other Obligations of the
                             Company to the Holders or the Trustee thereunder or
                             under the Indenture will be promptly paid in full,
                             all in accordance with the terms thereof; and

                        (ii) in case of any extension of time for payment or
                             renewal of any CODES or any of such other
                             Obligations, that the same will be promptly paid in
                             full when due in accordance with the terms of the
                             extension or renewal, whether at stated maturity,
                             by acceleration or otherwise.

                  (b)   Notwithstanding the foregoing, in the event that this
                        Subsidiary Guarantee would constitute or result in a
                        violation of any applicable fraudulent conveyance or
                        similar law of any relevant jurisdiction, the liability
                        of such Guaranteeing Subsidiary under this Supplemental
                        Indenture and its Subsidiary Guarantee shall be reduced
                        to the maximum amount permissible under such fraudulent
                        conveyance or similar law.

               4. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                  (a)   To evidence its Subsidiary Guarantee set forth in this
                        Supplemental Indenture, such Guaranteeing Subsidiary
                        hereby agrees that a notation of such Subsidiary
                        Guarantee substantially in the form of Exhibit A to the

                        Indenture shall be endorsed by an Officer of such
                        Guaranteeing Subsidiary on each CODE authenticated and
                        delivered by the Trustee after the date hereof.

                  (b)   Notwithstanding the foregoing, such Guaranteeing
                        Subsidiary hereby agrees that its Subsidiary Guarantee
                        set forth herein shall remain in full force and effect
                        notwithstanding any failure to endorse on each CODE a
                        notation of such Subsidiary Guarantee.

                  (c)   If an Officer whose signature is on this Supplemental
                        Indenture or on the Subsidiary Guarantee no longer holds
                        that office at the time the Trustee authenticates the
                        CODE on which a Subsidiary Guarantee is endorsed, the
                        Subsidiary Guarantee shall be valid nevertheless.

                  (d)   The delivery of any CODE by the Trustee, after the
                        authentication thereof under the Indenture, shall
                        constitute due delivery of the Subsidiary Guarantee set
                        forth in this Supplemental Indenture on behalf of each
                        Guaranteeing Subsidiary.

                  (e)   Each Guaranteeing Subsidiary hereby agrees that its
                        Obligations hereunder shall, to the extent permitted by
                        applicable law, be unconditional, regardless of the
                        validity, regularity or enforceability of the CODES or
                        the Indenture, the absence of any action to enforce the
                        same, any waiver or consent by any Holder of the CODES
                        with respect to any provisions hereof or thereof, the
                        recovery of any judgment against the Company, any action
                        to enforce the same or any other circumstance which
                        might otherwise constitute a legal or equitable
                        discharge or defense of a guarantor.

                  (f)   Each Guaranteeing Subsidiary, to the extent permitted by
                        applicable law, hereby waives diligence, presentment,
                        demand of payment, filing of claims with a court in the
                        event of insolvency or bankruptcy of the Company, any
                        right to require a proceeding first against the Company,
                        protest, notice and all demands whatsoever and covenants
                        that its Subsidiary Guarantee made pursuant to this
                        Supplemental Indenture will not be discharged except by
                        complete performance of the Obligations contained in the
                        CODES and the Indenture.

                  (g)   If any Holder or the Trustee is required by any court or
                        otherwise to return to the Company or any Guaranteeing
                        Subsidiary, or any Custodian, Trustee, liquidator or
                        other similar official acting in relation to either the
                        Company or such Guaranteeing Subsidiary, any amount paid
                        by either to the Trustee or such Holder, the Subsidiary
                        Guarantee made pursuant to this Supplemental Indenture,
                        to the extent theretofore discharged, shall be
                        reinstated in full force and effect.

                  (h)   Each Guaranteeing Subsidiary agrees that it shall not be
                        entitled to any right of subrogation in relation to the
                        Holders in respect of any Obligations guaranteed hereby
                        until payment in full of all Obligations guaranteed
                        hereby. Each Guaranteeing Subsidiary further agrees
                        that, as between such Guaranteeing Subsidiary, on the
                        one hand, and the Holders and the Trustee, on the other
                        hand:

                        (i)    the maturity of the Obligations guaranteed hereby
                               may be accelerated as provided in Article 4 of
                               the Indenture for the purposes of the Subsidiary
                               Guarantee made pursuant to this Supplemental
                               Indenture, notwithstanding any stay, injunction
                               or other prohibition preventing such acceleration
                               in respect of the Obligations guaranteed hereby;

                        (ii)   in the event of any declaration of acceleration
                               of such Obligations as provided in Article 4 of
                               the Indenture, such Obligations (whether or not
                               due and payable) shall forthwith become due and
                               payable by such Guaranteeing Subsidiary for the
                               purpose of the Subsidiary Guarantee made pursuant
                               to this Supplemental Indenture; and

                        (iii)  Each Guaranteeing Subsidiary shall have the right
                               to seek contribution from any other non-paying
                               Guaranteeing Subsidiary so long as the exercise
                               of such right does not impair the rights of the
                               Holders or the Trustee under the Subsidiary
                               Guarantee made pursuant to this Supplemental
                               Indenture.

               5. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN
                  TERMS.

                  (a)   Except as set forth in Articles 6 and 9 of the
                        Indenture, nothing contained in the Indenture, this
                        Supplemental Indenture or in the CODES shall prevent (i)
                        any consolidation or merger of any Guaranteeing
                        Subsidiary with or into the Company or any other
                        Guarantor, (ii) any transfer, sale or conveyance of the
                        property of any Guaranteeing Subsidiary as an entirety
                        or substantially as an entirety, to the Company or any
                        other Guarantor or (iii) any merger of a Guarantor with
                        or into with an Affiliate of that Guarantor that has not
                        significant assets or liabilities and was incorporated
                        solely for the purpose of reincorporating such Guarantor
                        in another State of the United States so long as the
                        amount of Indebtedness of the Company and the domestic
                        non-Guarantor subsidiaries is not increased thereby.

                  (b)   Except as set forth in Article 9 of the Indenture,
                        nothing contained in the Indenture, this Supplemental
                        Indenture or in the CODES shall prevent any
                        consolidation or merger of any Guaranteeing Subsidiary
                        with or into any Person organized under the laws of the
                        United States of America, any state thereof, the
                        District of Columbia or any territory thereof other than
                        the Company or any other Guarantor (in each case,
                        whether or not affiliated with the Guaranteeing
                        Subsidiary), or successive consolidations or mergers in
                        which a Guaranteeing Subsidiary or its successor or
                        successors shall be a party or parties, or shall prevent
                        any sale or conveyance of the property of any
                        Guaranteeing Subsidiary as an entirety or substantially
                        as an entirety, to any Person organized under the laws
                        of the United States of America, any state thereof, the
                        District of Columbia or any territory thereof other than
                        the Company or any other Guarantor (in each case,
                        whether or not affiliated with the Guaranteeing
                        Subsidiary) authorized to acquire and operate the same;
                        provided, however, that each

                        Guaranteeing Subsidiary hereby covenants and agrees that
                        (i) subject to the Indenture, upon any such
                        consolidation, merger, sale or conveyance, the due and
                        punctual performance and observance of all of the
                        covenants and conditions of the Indenture and this
                        Supplemental Indenture to be performed by such
                        Guaranteeing Subsidiaries, shall be expressly assumed
                        (in the event that such Guaranteeing Subsidiary is not
                        the surviving corporation in the merger), by
                        supplemental indenture satisfactory in form to the
                        Trustee, executed and delivered to the Trustee, by any
                        Person formed by such consolidation, or into which such
                        Guaranteeing Subsidiary shall have been merged, or by
                        any Person which shall have acquired such property, (ii)
                        immediately after giving effect to such consolidation,
                        merger, sale or conveyance no Default or Event of
                        Default exists and (iii) such transaction will only be
                        permitted under the Indenture if it would be permitted
                        under the terms of all of the indentures governing the
                        Outstanding Senior Subordinated Notes as the same are in
                        effect on the date of the Indenture (whether or not
                        those indentures are subsequently amended, waived,
                        modified or terminated or expire and whether or not any
                        of these notes continue to be outstanding).

                  (c)   In case of any such consolidation, merger, sale or
                        conveyance and upon the assumption by the successor
                        corporation, by supplemental indenture, executed and
                        delivered to the Trustee and satisfactory in form to the
                        Trustee, of the Subsidiary Guarantee made pursuant to
                        this Supplemental Indenture and the due and punctual
                        performance of all of the covenants and conditions of
                        the Indenture and this Supplemental Indenture to be
                        performed by such Guaranteeing Subsidiary, such
                        successor Person shall succeed to and be substituted for
                        such Guaranteeing Subsidiary with the same effect as if
                        it had been named herein as the Guaranteeing Subsidiary.
                        Such successor Person thereupon may cause to be signed
                        any or all of the Subsidiary Guarantees to be endorsed
                        upon the CODES issuable under the Indenture which
                        theretofore shall not have been signed by the Company
                        and delivered to the Trustee. All the Subsidiary
                        Guarantees so issued shall in all respects have the same
                        legal rank and benefit under the Indenture and this
                        Supplemental Indenture as the Subsidiary Guarantees
                        theretofore and thereafter issued in accordance with the
                        terms of the Indenture and this Supplemental Indenture
                        as though all of such Subsidiary Guarantees had been
                        issued at the date of the execution hereof.

               6. RELEASES.

                  (a)   Concurrently with any sale of assets (including, if
                        applicable, all of the Capital Stock of a Guaranteeing
                        Subsidiary), all Liens, if any, in favor of the Trustee
                        in the assets sold thereby shall be released. If the
                        assets sold in such sale or other disposition (including
                        by way of merger or consolidation) include all or
                        substantially all of the assets of a Guaranteeing
                        Subsidiary or all of the Capital Stock of a Guaranteeing
                        Subsidiary, then the Guaranteeing Subsidiary (in the
                        event of a sale or other disposition of all of the
                        Capital Stock of such Guaranteeing Subsidiary) or the
                        Person acquiring the property (in the event of a sale or
                        other disposition of all or substantially all of the
                        assets of such

                        Guaranteeing Subsidiary) shall be released from and
                        relieved of its Obligations under this Supplemental
                        Indenture and its Subsidiary Guarantee made pursuant
                        hereto. Upon delivery by the Company to the Trustee of
                        an Officers' Certificate to the effect that such sale or
                        other disposition was made by the Company or the
                        Guaranteeing Subsidiary, as the case may be, in
                        accordance with the provisions of the Indenture and this
                        Supplemental Indenture, the Trustee shall execute any
                        documents reasonably required in order to evidence the
                        release of the Guaranteeing Subsidiary from its
                        obligations under this Supplemental Indenture and its
                        Subsidiary Guarantee made pursuant hereto. If the
                        Guaranteeing Subsidiary is not released from its
                        obligations under its Subsidiary Guarantee, it shall
                        remain liable for the full amount of principal of and
                        interest (including Contingent Interest and Additional
                        Interest, if any) on the CODES and for the other
                        obligations of such Guaranteeing Subsidiary under the
                        Indenture as provided in this Supplemental Indenture.

                  (b)   Upon the designation of a Guaranteeing Subsidiary as an
                        Excluded Subsidiary in accordance with the terms of the
                        Indenture and the indentures governing the Outstanding
                        Senior Subordinated Notes as the same are in effect on
                        the date of the Indenture (whether or not those
                        indentures are subsequently amended, waived, modified or
                        terminated or expire and whether or not any of those
                        notes continue to be outstanding), such Guaranteeing
                        Subsidiary shall be released and relieved of all of its
                        obligations under its Subsidiary Guarantee and this
                        Supplemental Indenture. Upon delivery by the Company to
                        the Trustee of an Officers' Certificate and an Opinion
                        of Counsel to the effect that such designation of such
                        Guaranteeing Subsidiary as an Unrestricted Subsidiary
                        was made by the Company in accordance with the
                        provisions of the Indenture and the indentures governing
                        , the Outstanding Senior Subordinated Notes as the same
                        are in effect on the date of the Indenture (whether or
                        not those indentures are subsequently amended, waived,
                        modified or terminated or expire and whether or not any
                        of those notes continue to be outstanding), the Trustee
                        shall execute any documents reasonably required in order
                        to evidence the release of such Guaranteeing Subsidiary
                        from its Obligations under its Subsidiary Guarantee. Any
                        Guaranteeing Subsidiary not released from its
                        obligations under its Subsidiary Guarantee shall remain
                        liable for the full amount of principal of and interest
                        on the CODES and for the other obligations of any
                        Guaranteeing Subsidiary under the Indenture as provided
                        herein.

                  (c)   Upon any Guarantor being released from its guarantees
                        of, and all pledges and security interests granted in
                        connection with, Indebtedness of the Company or any of
                        its Subsidiaries (other than a Foreign Subsidiary), such
                        Guarantor shall be released and relieved of its
                        obligations under this Supplemental Indenture.

               7. NO RECOURSE AGAINST OTHERS. No past, present or future
director, officer, employee, incorporator, stockholder or agent of any
Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the CODES, any Subsidiary
Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect

of, or by reason of, such Obligations or their creation. Each Holder of the
CODES by accepting a CODE waives and releases all such liability. The waiver and release are part of the consideration for issuance of the CODES. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

               8. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees. No
Indebtedness shall be deemed to be subordinated or junior in right of payment to any other Indebtedness solely by virtue of being unsecured.

               9. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               10. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               11. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

               12. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this
Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the
Company.

               IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: November 1, 2005             L-3 COMMUNICATIONS HOLDINGS, INC.

                                     By: /s/ Christopher C. Cambria
                                        ---------------------------------------
                                        Name: Christopher C. Cambria
                                        Title: Senior Vice President, Secretary
                                               and General Counsel

Dated: November 1, 2005      APCOM, INC., a Maryland corporation
                             BROADCAST SPORTS INC., a Delaware corporation
                             D.P. ASSOCIATES INC., a Virginia corporation
                             ELECTRODYNAMICS, INC., an Arizona corporation
                             HENSCHEL INC., a Delaware corporation
                             HYGIENETICS ENVIRONMENTAL SERVICES, INC., a
                                Delaware corporation
                             INTELLIGENCE DATA SYSTEMS, INC., a
                                Virginia corporation
                             INTERNATIONAL SYSTEMS, LLC, a California
                                corporation
                             INTERSTATE ELECTRONICS CORPORATION, a California
                                corporation
                             KDI PRECISION PRODUCTS, INC., a Delaware
                                corporation
                             L-3 COMMUNICATIONS AEROMET, INC., an Oregon
                                corporation
                             L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a Delaware
                                limited liability company
                             L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware
                                corporation
                             L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                                TECHNOLOGY, INC., a Florida
                                 corporation
                             L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a
                                Delaware corporation
                             L-3 COMMUNICATIONS AVISYS CORPORATION, a
                                 Texas corporation
                             L-3 COMMUNICATIONS CSI, INC., a California
                                corporation
                             L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                                corporation
                             L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                                corporation
                             L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                CORPORATION, an Ohio corporation
                             L-3 COMMUNICATIONS CORPORATION, a Delaware
                                corporation
                             L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC., a
                                Delaware corporation
                             L-3 COMMUNICATIONS EO/IR, INC., a Florida
                                corporation
                             L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                corporation
                             L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                                LLC, a Delaware limited liability company
                             L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                                limited liability company
                             L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                                Virginia corporation
                             L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                                corporation
                             L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                                CORPORATION, a California corporation
                             L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a
                                Delaware limited partnership
                             L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                                corporation
                             L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a
                                Delaware corporation
                             L-3 COMMUNICATIONS MAS (US) CORPORATION, a Delaware
                                 corporation

                             L-3 COMMUNICATIONS MOBILE-VISION, INC., a New
                                Jersey corporation
                             L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS,
                                INC., a Delaware
                                 corporation
                             L-3 COMMUNICATIONS SONOMA EO, INC., a California
                                corporation
                             L-3 COMMUNICATIONS TITAN CORPORATION, a Delaware
                                corporation
                             L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION
                                LLC, a Delaware limited liability company
                             L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada
                                corporation
                             LINCOM WIRELESS, INC., a Delaware corporation
                             MCTI ACQUISITION CORPORATION, a Maryland
                                corporation
                             MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED,
                                a Maryland corporation
                             MICRODYNE CORPORATION, a Maryland corporation
                             MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                                corporation
                             MPRI, INC., a Delaware corporation
                             PAC ORD INC., a Delaware corporation
                             POWER PARAGON, INC., a Delaware corporation
                             PROCOM SERVICES, INC., a California corporation
                             SHELLCO, INC., a Delaware corporation
                             SPD ELECTRICAL SYSTEMS, INC., a Delaware
                                corporation
                             SPD SWITCHGEAR INC., a Delaware corporation
                             SYCOLEMAN CORPORATION, a Florida corporation
                             TITAN FACILITIES, INC., a Virginia corporation
                             TITAN SCAN TECHNOLOGIES CORPORATION, a Delaware
                                corporation,
                             TROLL TECHNOLOGY CORPORATION, a California
                                corporation
                             WESCAM AIR OPS INC., a Delaware corporation
                             WESCAM AIR OPS LLC, a Delaware limited liability
                                company
                             WESCAM HOLDINGS (US) INC., a Delaware corporation
                             WESCAM LLC, a Delaware limited liability company
                             WOLF COACH, INC., a Massachusetts corporation

                                     As Guaranteeing Subsidiaries

                                     By:   /s/ Christopher C. Cambria
                                        ---------------------------------------
                                        Name:  Christopher C. Cambria
                                        Title: Vice President and Secretary

                                       10

Dated:  November 1, 2005                    THE BANK OF NEW YORK,
                                            as Trustee

                                            By: /s/  Robert A. Massimillo
                                               ---------------------------------
                                               Name:  Robert A. Massimillo
                                               Title: Vice President

                                       11

      NOTATION ON SENIOR SUBORDINATED NOTE RELATING TO SUBSIDIARY GUARANTEE

               Pursuant to the Supplemental Indenture (the "Supplemental
Indenture") dated as of November 1, 2005 among L-3 Communications Holdings,
Inc., the Guarantors party thereto (each a "Guarantor" and collectively the
"Guarantors") and The Bank of New York, as trustee (the "Trustee"), each
Guarantor (i) has jointly and severally unconditionally guaranteed (a) the due and punctual payment of the principal of and interest (including Contingent
Interest and Additional Interest, if any) on the CODES, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise, (b)
the due and punctual payment of interest on the overdue principal and interest
(including Contingent Interest and Additional Interest, if any) on the CODES,
and (c) in case of any extension of time of payment or renewal of any CODES or any of such other Obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated
maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the
Trustee or any Holder in enforcing any rights under the Subsidiary Guarantee (as defined in the Supplemental Indenture). This Guarantee is subordinated to the
Senior Debt of each Guarantor to extent set forth in Article 13 of the
Indenture.

               Notwithstanding the foregoing, in the event that the Subsidiary
Guarantee of any Guarantor would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

               No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any Obligations of the Company or any Guarantor under the CODES, any Subsidiary Guarantee, the Indenture, any supplemental indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Holder by accepting a CODE waives and releases all such liability.

               The Subsidiary Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

               The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the CODE upon which the
Subsidiary Guarantee is noted has been executed by the Trustee under the
Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture, dated as of July 29, 2005, among L-3 Communications Holdings, Inc., the Guarantors party thereto and the Trustee.

                                       12

Dated: November 1, 2005     APCOM, INC.
                            BROADCAST SPORTS INC.
                            D.P. ASSOCIATES INC.
                            ELECTRODYNAMICS, INC.
                            HENSCHEL INC.
                            HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                            INTELLIGENCE DATA SYSTEMS, INC.
                            INTERNATIONAL SYSTEMS, LLC
                            INTERSTATE ELECTRONICS CORPORATION
                            KDI PRECISION PRODUCTS, INC.
                            L-3 COMMUNICATIONS AEROMET, INC.
                            L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
                            L-3 COMMUNICATIONS AIS GP CORPORATION
                            L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                               TECHNOLOGY, INC.
                            L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                            L-3 COMMUNICATIONS AVISYS CORPORATION
                            L-3 COMMUNICATIONS CSI, INC.
                            L-3 COMMUNICATIONS AYDIN CORPORATION
                            L-3 COMMUNICATIONS CE HOLDINGS, INC.
                            L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                               CORPORATION
                            L-3 COMMUNICATIONS CORPORATION
                            L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
                            L-3 COMMUNICATIONS EO/IR, INC.
                            L-3 COMMUNICATIONS ESSCO, INC.
                            L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
                            L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
                            L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.,
                            L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                            L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                               CORPORATION
                            L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
                            L-3 COMMUNICATIONS INVESTMENTS INC.
                            L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                            L-3 COMMUNICATIONS MAS (US) CORPORATION
                            L-3 COMMUNICATIONS MOBILE-VISION, INC.
                            L-3 COMMUNICATIONS TITAN CORPORATION
                            L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS,
                               INC.
                            L-3 COMMUNICATIONS SONOMA EO, INC.
                            L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
                            L-3 COMMUNICATIONS WESTWOOD CORPORATION
                            LINCOM WIRELESS, INC.
                            MCTI ACQUISITION CORPORATION
                            MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
                            MICRODYNE CORPORATION
                            MICRODYNE OUTSOURCING INCORPORATED
                            MPRI, INC.

                                       13

                            PAC ORD INC.
                            POWER PARAGON, INC.
                            PROCOM SERVICES, INC.
                            SHELLCO, INC.
                            SPD ELECTRICAL SYSTEMS, INC.
                            SPD SWITCHGEAR INC.
                            SYCOLEMAN CORPORATION
                            TITAN FACILITIES, INC.
                            TITAN SCAN TECHNOLOGIES CORPORATION
                            TROLL TECHNOLOGY CORPORATION
                            WESCAM AIR OPS INC.
                            WESCAM AIR OPS LLC
                            WESCAM HOLDINGS (US) INC.
                            WESCAM LLC
                            WOLF COACH, INC.

                                   As Guaranteeing Subsidiaries

                                   By: /s/  Christopher C. Cambria
                                      -----------------------------------------
                                      Name:  Christopher C. Cambria
                                      Title: Vice President and Secretary

                                       14